                                                                    Exhibit 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ivivi Technologies, Inc.

Montvale, New Jersey


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Ivivi Technologies, Inc. (the "Corporation") of our report dated June 30, 2008 relating to the financial statements of the Corporation included in the Corporation's Annual Report on Form 10-KSB for the year ended March 31, 2008.

/S/ RAICH ENDE MALTER & CO. LLP
East Meadow, New York

March 31, 2009



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                              Lowenstein Sandler PC
                                Attorneys at Law
                              65 Livingston Avenue
                           Roseland, New Jersey 07068


STEVEN M. SKOLNICK                                      TEL   973.597.2476   FAX
MEMBER OF THE FIRM                                                  973.597.2477
                                                        SSKOLNICK@LOWENSTEIN.COM



                                 March 31, 2009

VIA EDGAR
---------

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C.  20549

         RE:  IVIVI TECHNOLOGIES, INC. (THE "COMPANY")/REGISTRATION STATEMENT
              ---------------------------------------------------------------
              ON FORM S-8
              -----------

Ladies and Gentlemen:

         Accompanying this letter for filing pursuant to the Securities Act of 1933, as amended, is a conformed copy of the Registration Statement on Form S-8 relating to an aggregate of up to 3,750,000 shares of common stock, no par value, of the Company issuable pursuant to the Ivivi Technologies, Inc. 2009 Equity Incentive Plan. We understand that the required filing fee of $59.00 was transferred to the Securities and Exchange Commission's account by federal wire transfer as required pursuant to Rule 13(c) of Regulation S-T on or before March 31, 2009. Manually executed signature pages and consents have been executed prior to the time of this electronic filing.

                                                   Very truly yours,

                                                   LOWENSTEIN SANDLER PC


                                                   By: /s/ Steven M. Skolnick
                                                      -----------------------
                                                       Steven M. Skolnick